EXHIBIT 10.11

This instrument prepared by and when recorded mail to:

Jason N. Bramlett, Esq.
Friday, Eldredge & Clark, LLP
3425 N. Futrall Drive, Suite 103
Fayetteville, AR  72703

FIFTH MODIFICATION
TO
(A) MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING,
AND (B) ASSIGNMENT OF LEASES AND RENTS
(Washington County, Arkansas)

THIS FIFTH MODIFICATION TO (A) MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING, AND (B) ASSIGNMENT OF LEASES AND RENTS (this “Modification”) is made to be effective as of the 15th day of February, 2012, by ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC., a Delaware corporation whose local mailing address is Post Office Box 1237, Springdale, Arkansas 72765 (the “Mortgagor”), in favor of LIBERTY BANK OF ARKANSAS, an Arkansas state chartered bank whose address is 4706 South Thompson, Suite 101, Springdale, Arkansas 72764, Attention: D. Scott Hancock, Executive Vice President (“Mortgagee”), for the consideration, uses and purposes set forth herein.

WHEREAS, Mortgagor is the owner of certain real property located in Washington County, Arkansas, as more particularly described on Exhibit A-1 and Exhibit A-2 attached hereto and made a part hereof along with all improvements located thereon (together, the “Land”);

WHEREAS, for the purpose of refinancing certain indebtedness secured by the Land and for providing funds to construct and develop an extension of Mortgagor’s manufacturing facility existing on the Land, Mortgagor obtained from Mortgagee a loan in the principal amount of One Million Nine Hundred Thirty Two Thousand and No/100 Dollars ($1,932,000.00) (the “Loan”);

WHEREAS, to evidence the indebtedness described in the Loan, Mortgagor executed and delivered to Lender that certain (a) Promissory Note, dated September 28, 2005, in the principal amount of the Loan, bearing interest and being payable as set forth therein (the “Note”), and (b) Construction and Semi-Permanent Loan Agreement, dated September 28, 2005, specifying certain terms and conditions of the Loan (the “Loan Agreement”), as modified and amended by that certain First Loan Modification and Extension Agreement dated effective September 28, 2009 (the “First Modification”), that certain Second Loan Modification and Extension Agreement dated effective January 15, 2010 (the “Second Modification”), and that certain Third Loan Modification and Extension Agreement, dated effective April 15, 2010 (the “Third Modification”). The

Note, as modified by the Third Modification, matures on April 15, 2012 (“Scheduled Maturity”). All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Note and the Loan Agreement;

WHEREAS, in order to secure the Note, Mortgagor granted to Lender, a Construction Mortgage, Security Agreement and Fixture Filing (Secures Future Advances), dated September 28, 2005, recorded on October 7, 2005 in the Real Property Records of Washington County, Arkansas as File Number 2005-00044969, encumbering the Land, and granting security interests in certain other property set forth therein (the “Mortgage”), as modified by that certain First Modification to (A) Mortgage, Security Agreement and Fixture Filing, and (B) Assignment of Leases and Rents (Washington County) dated effective September 28, 2009, recorded on October 28, 2009 in the Real Property Records of Washington County, Arkansas as File Number 2009-0034511 (the “First Mortgage Modification”), that certain Second Modification to (A) Mortgage, Security Agreement and Fixture Filing, and (B) Assignment of Leases and Rents (Washington County) dated effective January 15, 2010, recorded on March 2, 2010 in the Real Property Records of Washington County, Arkansas as File Number 2010-00005477 (the “Second Mortgage Modification”), that certain Third Modification to (A) Mortgage, Security Agreement and Fixture Filing, and (B) Assignment of Leases and Rents (Washington County) dated effective April 15, 2010, recorded on June 2, 2010 in the Real Property Records of Washington County, Arkansas as File Number 2010-00015116 (the “Third Mortgage Modification”), and that certain Fourth Modification to (A) Mortgage, Security Agreement and Fixture Filing, and (B) Assignment of Leases and Rents (Washington County) dated effective March 18, 2011, recorded on April 22, 2011, 2011 in the Real Property Records of Washington County, Arkansas as File Number 2011-00011027 (the “Fourth Mortgage Modification” collectively with the forgoing, the “Mortgage Modifications”);

WHEREAS, pursuant to the Fourth Mortgage Modification, and based on a separate agreement with Borrower, the Land described on Exhibit A-2 was added to the Mortgage as additional collateral security for the repayment of the Loan;

WHEREAS, to further secure the Note, Mortgagor granted to Mortgagee an Assignment of Leases and Rents, dated September 28, 2005, recorded on October 7, 2005 in the Real Property Records of Washington County, Arkansas as File Number 2005-00044970, encumbering that portion of the Land identified on Exhibit A-1, and granting security interests in certain other property set forth therein, as Modified by the First Mortgage Modification, the Second Mortgage Modification, and the Third Mortgage Modification (the “Assignment”);

WHEREAS, the Note, the Mortgage, the Assignment, the Guaranty, the First Modification, the Second Modification, the Third Modification, and any and all other loan documents and instruments in any way evidencing or associated with the Loan, whether specifically referenced herein or not, are hereinafter referred to as the “Loan Documents”;

WHEREAS, effective as of March 18, 2011, Mortgagee, and H.I.G. AERT, LLC (“H.I.G.”) entered into that certain Second Amended and Restated Intercreditor and Subordination Agreement (the “ICA”), by and through which H.I.G. has agreed to subordinate the interest of its mortgage lien and security interest on the portion of the Property identified on Exhibit “A-2” hereto and confirm and reaffirm the subordination  of its mortgage lien and security interest on the portion of the Property identified on Exhibit “A-1” hereto;

WHEREAS, the parties hereto hereby now desire to modify certain terms of the Loan Documents and the parties wish to execute this Agreement to memorialize such changes.

NOW, THEREFORE, in consideration for the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms.  Capitalized terms used in this Modification and not otherwise defined herein have the respective meanings assigned to them in the Mortgage.

2. Acknowledgment of Continuing Security Interest.  Mortgagor hereby expressly acknowledges and agrees that the liens, security interests and assignments evidenced by the Mortgage, and the Loan Documents related thereto, under and as defined in and set forth in the Loan Documents, shall not in any way be released, but shall be continually effective and maintained in place and shall merely be amended and modified as set forth herein and carried forward and extended to continually secure payment of the Note and performance of the obligations in the Loan Documents as set forth in this Modification.

3. Extension of Scheduled Maturity.  The Mortgage and other Loan Documents, to the extent applicable, are hereby amended and modified to extend the Scheduled Maturity of the Loan to February 15, 2014.

4. Binding Effect.  This Modification will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5. Compliance.  Mortgagor hereby represents and warrants that all representations and warranties made by Mortgagor to Mortgagee in the Mortgage are true and correct on and as of the date hereof as though made and repeated on and as of such date.

[Remainder of page intentionally left blank; signatures to follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Fifth Modification to (A) Mortgage, Security Agreement and Fixture Filing, and (B) Assignment of Leases and Rents effective as of the February 15, 2012

MORTGAGOR:

ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.

By:	/s/ JOE G. BROOKS
Joe G. Brooks, Chief Executive Officer

By:	/s/ BOBBY SHETH
Bobby Sheth, Secretary

ACKNOWLEDGMENT

STATE OF ARKANSAS	)
) ss:
COUNTY OF BENTON	)

On this 17th day of February, 2012, before me the undersigned, a Notary Public duly commissioned, qualified and acting, within and for the County and State aforesaid, appeared in person the within named Joe G. Brooks, Chief Executive Officer of ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC. (“AERT”), to me personally well known (or satisfactorily proven), who stated that he is duly authorized, in his capacity as Chief Executive Officer of AERT, to execute the foregoing instrument, and further stated and acknowledged that he had so signed, executed and delivered the foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Sarah Piazza
Notary Public

My Commission Expires:

06/28/2020

ACKNOWLEDGMENT

STATE OF MASSACHUSETTS	)
) ss:
COUNTY OF NORFOLK	)

On this 17th day of February, 2012, before me the undersigned, a Notary Public duly commissioned, qualified and acting, within and for the County and State aforesaid, appeared in person the within named Bobby Sheth, Secretary of ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC. (“AERT”), to me personally well known (or satisfactorily proven), who stated that he is duly authorized, in his capacity as Secretary of AERT, to execute the foregoing instrument, and further stated and acknowledged that he had so signed, executed and delivered the foregoing instrument for the consideration, uses and purposes therein mentioned and set forth.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Dina Debs
Notary Public

My Commission Expires:

01/21/2016

EXHIBIT A-1

Property Description

Part of the NE/4 of the NE/4 and part of the SE/4 of the NE/4, Section 36, Township 18 North, Range 30 West, being more particularly described as follows:

Beginning at the NE corner of said SE/4 of the NE/4, thence S 02E29'52" W 518.99 feet, thence N 87E06'28" W 669.09 feet, thence N 02E53'32" E 285.56 feet, thence N 87E49'51" W 315.03 feet, thence N 02E53'32" E 305.17 feet, thence S 83E20'34" E 309.15 feet, thence S 05E57'15" W 56.07 feet, thence S 87E49'51" E 675.08 feet to the point of beginning, containing 9.99 acres, subject to the right-of-way of Jefferson Street along the West end of said property, and subject to any and all easements of record or fact.

EXHIBIT A-2

Property Description

A PART OF THE SOUTHEAST QUARTER (SE1/4) OF THE NORTHEAST QUARTER (NE1/4) OF SECTION THIRTY-SIX (36), TOWNSHIP EIGHTEEN (18) NORTH, RANGE THIRTY (30) WEST, WASHINGTON COUNTY, ARKANSAS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE NORTHEAST CORNER OF SAID 40 ACRE TRACT, SAID POINT BEING AN EXISTING IRON; THENCE S00º15'57"W ALONG THE EAST LINE OF SAID 40 ACRE TRACT 1018.39 FEET TO AN EXISTING IRON WHICH IS N00º12'50"E 300.19 FEET FROM THE SOUTHEAST CORNER OF SAID 40 ACRE TRACT; THENCE S89º50'58"W 178.79 FEET TO A SET ½" IRON REBAR; THENCE S00º15'14"W 42.77 FEET TO A SET ½" IRON REBAR; THENCE S89º58'58"W 85.00 FEET TO A SET ½" IRON REBAR; THENCE S00º15'14"W 257.00 FEET TO A POINT ON THE SOUTH LINE OF SAID 40 ACRE TRACT, SAID POINT BEING IN THE RIGHT-OF-WAY OF HUNTSVILLE AVENUE AND FROM WHICH AN EXISTING AN EXISTING REFERENCE IRON BEARS N00º15'14"E 21.92 FEET; THENCE S89º58'58"W ALONG THE SOUTH LINE OF SAID 40 ACRE TRACT 434.00 FEET TO A POINT FROM WHICH AN EXISTING REFERENCE IRON BEARS N00º15'15"E 22.40 FEET; THENCE LEAVING THE SOUTH LINE OF SAID 40 ACRE TRACT N00º15'15"E 279.00 FEET TO A SET ½" IRON REBAR; THENCE N89º58'58"E 23.00 FEET TO A SET ½" IRON REBAR; THENCE N00º15'15"E 1038.95 FEET TO A SET 1/2" IRON REBAR ON THE NORTH LINE OF SAID 40 ACRE TRACT; THENCE N89º55'46"E 675.00 FEET TO THE POINT OF BEGINNING, CONTAINING 18.84 ACRES, MORE OR LESS, SPRINGDALE, WASHINGTON COUNTY, ARKANSAS. THE ABOVE DESCRIBED 18.84 ACRE TRACT BEING SUBJECT TO THE RIGHT-OF-WAY OF HUNTSVILLE AVENUE ALONG THE ENTIRE WEST BOUNDARY AND ANY EASEMENTS OF RECORD.